Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

Execution Version

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 5, 2015, is by and among EXTERRAN HOLDINGS, INC. (to be renamed “Archrock, Inc.”), a corporation formed under the laws of the state of Delaware (“Parent”), ARCHROCK SERVICES, L.P., a limited partnership formed under the laws of the state of Delaware (the “Borrower”), the Lenders listed on the signature pages attached hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 10, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders agreed to make certain loans to and extensions of credit on behalf of the Borrower.

B.                                    The Borrower has requested that the Aggregate Commitments be increased from $300,000,000 to $350,000,000, and the Increase Lenders (as defined below) are willing to increase their respective Commitments as set forth herein in order to effect such increase in the Aggregate Commitments.

C.                                    The Borrower has requested that certain other provisions of the Credit Agreement be amended as set forth herein, and the Lenders have agreed to make such other amendments to the Credit Agreement.

D.                                    The Lenders have agreed to enter into this First Amendment subject to the satisfaction or waiver (in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections, Articles, Annexes and Schedules in this First Amendment refer to Sections, Articles, Annexes and Schedules of the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.

2.1                               Additional Definitions.  Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“AROC Corp.” means AROC Corp., a Delaware corporation.

“Escrowed Amount” means the amount of cash deposited in escrow with the trustee of the Parent Senior Notes for the purpose of redeeming the Parent Senior Notes, whether in full or in part, which such amount shall be used to redeem the Parent Senior Notes in accordance with Section 8.08(b).

“First Amendment” means that certain First Amendment to Credit Agreement dated as of October 5, 2015, by and among Parent, the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date Versions” means the forms of the Separation Documents delivered by the Borrower pursuant to Section 4.4 of the First Amendment.

2.2                               Amendment and Restatement of Definition.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Commitment Increase Certificates, the Additional Lender Certificates, the Letters of Credit, the Fee Letters, the Security Instruments and each consent, waiver, subordination agreement, intercreditor agreement, Compliance Certificate, Borrowing Request, Letter of Credit Request or Interest Election Request executed by the Borrower pursuant to this Agreement.

2.3                               Amendments to Definitions.

(a)                                 The definition of “Aggregate Commitments” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$300,000,000” therein with a reference to “$350,000,000”.

(b)                                 The definition of “Total Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, solely for purposes of calculating compliance with the financial covenant contained in Section 9.10(b) as of any date that any Parent Senior Notes remain outstanding, to the extent any Escrowed Amount is held by the trustee of the Parent Senior Notes on such date, Parent Senior Notes in an aggregate principal amount equal to the Escrowed Amount shall not be included in the calculation of Total Indebtedness as of such date.”

(c)                                  The definition of “Total Interest Expense” contained in Section 1.01 of the Credit Agreement is hereby amended by: (i) deleting the word “and” immediately prior to clause (e) contained in the parenthetical in the first sentence thereof and inserting “,” in its place, and (ii) inserting the following clause at the end of such parenthetical: “and (f) solely for purposes of calculating compliance with the financial covenant contained in Section 9.10(a) for any period during which any Parent Senior Notes are outstanding, to the extent any Escrowed Amount is held by the trustee of the Parent Senior Notes, interest accrued on an aggregate principal amount of Parent Senior Notes that is equal to the Escrowed Amount.”

2.4                               Deletion of Definitions.  The definitions of “EXV” and “PDVSA” contained in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

2.5                               Amendment to Section 2.06.  Section 2.06(a) of the Credit Agreement is hereby amended by replacing each reference to “October 30, 2015” therein with a reference to “January 4, 2016” in each instance.

2.6                               Amendment to Section 3.05.  Section 3.05(d) of the Credit Agreement is hereby amended by replacing each reference to “September 23” therein with a reference to “December 1” in each instance.

2.7                               Amendments to Section 6.02.  Section 6.02 of the Credit Agreement is hereby amended by:

(a)                                 replacing the clause “at or prior to 5:00 p.m., Eastern time, on October 30, 2015” therein with the clause to “at or prior to 11:59 p.m. , Eastern time, on January 4, 2016”;

(b)                                 amending and restating clause (a)(vii) thereof as follows:

“(a)(vii)  a certificate of a Responsible Officer of the Borrower, certifying that (A) as of the Initial Availability Date, no Default or Event of Default has occurred and is continuing, (B) as of the Initial Availability Date, the representations and warranties contained herein are accurate in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), (C) after giving effect to the Transactions, the Separation Transaction and the redemption in full of the Parent Senior Notes in accordance with Section 8.08 and any Borrowings made in connection with such redemption, the Borrower is in compliance on a pro forma basis with the financial covenants contained in Section 9.10 (calculated in a manner reasonably acceptable to the Administrative Agent as if the Transactions, the Separation Transaction and the redemption in full of the Parent Senior Notes in accordance with Section 8.08 and any Borrowings made in connection with such redemption were consummated on the last day of the most recently ended Testing Period for which financial statements are available (in the case of balance sheet matters) or the first day of such Testing Period (in the case of income statement matters)) and (D) attached thereto are full and complete copies of the executed Separation Documents (together with the schedules and exhibits thereto), which shall not have been modified from the First Amendment Effective Date Versions in any manner that is adverse in any material respect to the Lenders (it being understood that, without limitation, any modification of the Separation Documents from what is set forth in the First Amendment Effective Date Versions that would result in (1) assets with a material value that pursuant to the terms of the First Amendment Effective Date Versions were to be owned by Parent and its Subsidiaries upon consummation of the Separation Transaction instead being allocated to Exterran Corporation and its Subsidiaries upon consummation of the Separation Transaction or (2) liabilities in a material amount that pursuant to the terms of the First Amendment Effective Date Versions were to be allocated to and assumed solely by Exterran Corporation and its Subsidiaries upon consummation of the Separation Transaction instead being allocated to and assumed by Parent and its Subsidiaries upon consummation of the Separation Transaction, shall be deemed to be materially adverse to the Lenders, unless approved by the Majority Lenders);”;

(c)                                  amending clause (a)(viii) thereof by replacing the parenthetical “(which shall be either the Initial Availability Date or the day immediately following the Initial Availability Date)” with the following: “(which shall be either the Initial Availability Date or the Business Day immediately following the Initial Availability Date)”; and

(d)                                 deleting clause (c) thereof and inserting in its place “[Reserved]”.

2.8                               Amendments to Section 7.07.  Section 7.07 is hereby amended by amending and restating clause (b) thereof as follows:

“(b) (x) on the Initial Availability Date, to make distributions directly or indirectly to AROC Corp. and/or to repay, in whole or in part, intercompany debt owing by the Borrower to AROC Corp. (with AROC Corp. using the proceeds of such distribution and/or repayment to repay, in whole or in part, intercompany debt owing directly or indirectly by AROC Corp. to Parent, with Parent using the proceeds of such repayment to repay, in whole or in part, on the Initial Availability Date, indebtedness under Parent Credit Agreement) and (y) within 60 days after the Initial Availability Date, to make distributions directly or indirectly to AROC Corp. and/or to repay, in whole or in part, intercompany debt owing by the Borrower to AROC Corp. (with AROC Corp. using the proceeds of such distribution and/or repayment to repay, in whole or in part, intercompany debt owing directly or indirectly by AROC Corp. to Parent, with Parent using the proceeds of such repayment to effect the redemption of the Parent Senior Notes as contemplated by Section 8.08);”

2.9                               Amendment to Section 8.06.  Section 8.06 of the Credit Agreement is hereby amended by amending and restating clause (I) in the proviso thereto in its entirety to read as follows:

“(I) any assets directly or indirectly legally owned by any CFC or more than 65% of the capital stock of any CFC,”

2.10                        Amendment to Article VIII.  Article VIII of the Credit Agreement is hereby amended by inserting a new Section 8.08 as follows:

“Section 8.08                       Parent Senior Notes.

(a) Within one Business Day after the Initial Availability Date, Parent will deliver an irrevocable notice to the holders of the Parent Senior Notes notifying such holders that the Parent Senior Notes will be redeemed in full; and

(b) Parent will cause such redemption in full to occur within 60 days after the date of such notice.”

2.11                        Amendment to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended by amending and restating clause (p) thereof in its entirety to read as follows:

“(p)                           until the date that is 60 days after the Initial Availability Date, Indebtedness with respect to the Parent Senior Notes.”

2.12                        Amendment to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended by amending and restating clause (d) thereof in its entirety to read as follows:

“(d)                           Parent may purchase, redeem or otherwise acquire for value any of its Equity Interests held by any current or former officers, directors or employees of Parent or any of its Restricted Subsidiaries or any former officers, directors or employees of any former Restricted Subsidiary of Parent in connection with the exercise or vesting of any equity compensation (including stock options, restricted stock and phantom stock) (i) if such Equity Interests represent a portion of the exercise or exchange price thereof, (ii) in order to satisfy any tax withholding obligation with respect to such exercise or vesting or (iii) in order to satisfy any of its or its Restricted Subsidiaries’ obligations under the Separation Documents;”

2.13                        Amendment to Section 10.01.  Section 10.01(d)(i) of the Credit Agreement is hereby amended by inserting after the reference to “Section 8.01(e)” a reference to “, Section 8.08”.

2.14                        Replacement of Annex I.  Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

2.15                        Replacement of Schedule 7.13.  Schedule 7.13 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.13 attached hereto, and Schedule 7.13 attached hereto shall be deemed to be attached as Schedule 7.13 to the Credit Agreement.

Section 3.                                           Commitment Increase.  The Borrower desires to increase the Aggregate Commitments by $50,000,000 (the “Commitment Increase”) as of the First Amendment Effective Date (as defined below) upon effectiveness of this First Amendment so that, after giving effect to such increase, the Aggregate Commitments shall equal $350,000,000.  On and as of the First Amendment Effective Date, each Increase Lender (as defined below) agrees that the Commitment of such Increase Lender shall equal the amount set forth opposite its name on Annex I attached to this First Amendment.  As of the First Amendment Effective Date, the Aggregate Commitments shall be $350,000,000.  As used herein, “Increase Lender” means each Lender whose Commitment after giving effect to this First Amendment exceeds such Lender’s Commitment that was in effect immediately prior to giving effect to this First Amendment.

Section 4.                                           Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

4.1                               The Administrative Agent shall have received from each Lender (including the Increase Lenders), Parent and the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

4.2                               The Borrower shall have paid to the Administrative Agent all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and accrued Ticking Fees pursuant to Section 3.05(d) of the Credit Agreement for the period from September 23, 2015 through and including the First Amendment Effective Date.

4.3                               The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or its equivalent) of each of the Borrower and Parent, setting forth (a) resolutions of its board of directors (or equivalent governing body) with respect to the authorization of such Loan Party to execute and deliver this First Amendment and to enter into the transactions contemplated hereby, and (b) the Organization Documents of such Loan Party, certified as being true and complete (or containing a certification that there have been no changes to the Organization Documents of such Loan Party from the versions certified to the Administrative Agent by such Loan Party in accordance with Section 6.01(a)(ii) of the Credit Agreement).  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such party to the contrary.

4.4                               The Administrative Agent shall have received copies, certified to by a Responsible Officer, of substantially final forms of the Separation Documents, each of which shall be reasonably satisfactory to the Lenders in form and substance.

4.5                               No Default or Event of Default shall have occurred and be continuing as of the date hereof, both before and after giving effect to the terms of this First Amendment.

4.6                               The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the First Amendment.

Without limiting the generality of the provisions of Section 11.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or reasonably satisfactory to a Lender unless the Administrative Agent shall have receive noticed from such Lender prior to the date hereof specifying its objection thereto.

Section 5.                                           Miscellaneous.

5.1                               Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2                               Representations and Warranties.

(a)                                 Ratification and Affirmation. Each of Parent and the Borrower hereby: (i) acknowledges the terms of this First Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agrees that, from and after the First Amendment Effective Date, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (iv) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (A) all of the representations and warranties made by such Loan Party contained in each Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.

(b)                                 Corporate Authority; Enforceability; No Conflicts.  Each of Parent and the Borrower hereby represents and warrants to the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this First Amendment; (ii) the execution, delivery and performance by Parent and the Borrower of this First Amendment has been duly authorized by all necessary action on its part; (iii) this First Amendment has been duly executed and delivered by Parent and the Borrower and constitutes the legal, valid and binding obligation of Parent and the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this First Amendment by Parent and the Borrower and the performance of its obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this First Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter or by-laws (or other Organization Documents) of Parent or the Borrower, any Governmental Requirement, any agreement or instrument to which Parent or the Borrower is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument.

5.3                               No Waiver.  Neither the execution by the Administrative Agent or the Lenders of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default; (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of Parent or the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents or any other contract or instrument.

5.4                               Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.5                               Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6                               Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.

5.7                               NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.8                               GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	ARCHROCK SERVICES, L.P., a Delaware limited partnership

	By:	/s/ David S. Miller
	Name:	David S. Miller
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment — Archrock Services, L.P.

PARENT:	EXTERRAN HOLDINGS, INC., a Delaware corporation

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

Signature Page to First Amendment — Archrock Services, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, Swingline Lender and as a Lender

By:	/s/ C. David Allman
Name:	C. David Allman
Title:	Managing Director

Signature Page to First Amendment — Archrock Services, L.P.

LENDERS:	CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender and Issuing Bank

	By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

Signature Page to First Amendment — Archrock Services, L.P.

BANK OF AMERICA, N.A., as a Lender and Issuing Bank

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	SVP

Signature Page to First Amendment — Archrock Services, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender and Issuing Bank

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to First Amendment — Archrock Services, L.P.

ROYAL BANK OF CANADA, as a Lender and Issuing Bank

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

Signature Page to First Amendment — Archrock Services, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page to First Amendment — Archrock Services, L.P.

COMPASS BANK, as a Lender

By:	/s/ Eric Paul
Name:	Eric Paul
Title:	Senior Vice President

Signature Page to First Amendment — Archrock Services, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William P. Harrington
Name:	William P. Harrington
Title:	Executive Vice President

Signature Page to First Amendment — Archrock Services, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Signature Page to First Amendment — Archrock Services, L.P.

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Signature Page to First Amendment — Archrock Services, L.P.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to First Amendment — Archrock Services, L.P.

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page to First Amendment — Archrock Services, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise He
Name:	Denise He
Title:	Assistant Vice President

Signature Page to First Amendment — Archrock Services, L.P.

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

Signature Page to First Amendment — Archrock Services, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Senior Vice President

Signature Page to First Amendment — Archrock Services, L.P.

CITIBANK, N.A., as a Lender

By:	/s/ Ivan Davey
Name:	Ivan Davey
Title:	Vice President

Signature Page to First Amendment — Archrock Services, L.P.

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

Signature Page to First Amendment — Archrock Services, L.P.

SANTANDER BANK, N.A., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

Signature Page to First Amendment — Archrock Services, L.P.

ANNEX I
AGGREGATE COMMITMENTS

Name of Lender	Revolving Commitment
Wells Fargo Bank, National Association	$28,000,000.00
Crédit Agricole Corporate and Investment Bank	$25,000,000.00
Bank of America, N.A.	$25,000,000.00
JPMorgan Chase Bank, N.A.	$25,000,000.00
Royal Bank of Canada	$25,000,000.00
The Bank of Nova Scotia	$18,000,000.00
Compass Bank	$18,000,000.00
Capital One, National Association	$18,000,000.00
Sumitomo Mitsui Banking Corporation	$18,000,000.00
Toronto Dominion (New York) LLC	$18,000,000.00
Goldman Sachs Bank USA	$18,000,000.00
MUFG Union Bank, N.A.	$18,000,000.00
PNC Bank, National Association	$18,000,000.00
Regions Bank	$18,000,000.00
Branch Banking and Trust Company	$15,000,000.00
Citibank, N.A.	$15,000,000.00
Raymond James Bank, N.A.	$15,000,000.00
Santander Bank, N.A.	$15,000,000.00
TOTAL	$350,000,000.00

ANNEX I

CREDIT AGREEMENT — ARCHROCK SERVICES, L.P.

Schedule 7.13

SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/ Organization	Legal Entity	Restricted or Unrestricted	Excluded Subsidiary	Significant Domestic Subsidiary	U.S. EIN
Archrock Services, L.P.	Delaware	Limited partnership	Borrower	N/A	N/A	47-3682215
AROC Corp (formerly Exterran Finance Corp.)	Delaware	Corporation	Restricted	No	No	46-3456181
AROC Services GP LLC (formerly Exterran Controlled GP LLC)	Delaware	Limited liability company	Restricted	No	No	37-1781072
AROC Services LP LLC (formerly Exterran Controlled LP LLC)	Delaware	Limited liability company	Restricted	No	No	32-0460635
EES Leasing LLC	Delaware	Limited liability company	Restricted	No	Yes	26-1128249
EXH GP LP LLC	Delaware	Limited liability company	Restricted	No	Yes	61-1510640
EXH MLP LP LLC	Delaware	Limited liability company	Restricted	No	Yes	61-1510641
EXLP Finance Corp.	Delaware	Corporation	Unrestricted	No	N/A	46-1189063
EXLP Leasing LLC	Delaware	Limited liability company	Unrestricted	No	N/A	33-1144627
EXLP Operating LLC	Delaware	Limited liability company	Unrestricted	No	N/A	33-1144624
Exterran General Partner, L.P.	Delaware	Limited partnership	Restricted	No	No	22-3935103
Exterran GP LLC	Delaware	Limited liability company	Restricted	No	No	01-0869107
Exterran Partners, L.P.	Delaware	Limited partnership	Unrestricted	No	N/A	22-3935108